SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 22     -       SUBSEQUENT EVENTS

A.	Acquisition of a Manufacturing Facility in the U.S

In February 2016, Tower completed the acquisition of a fabrication facility in San Antonio, Texas from Maxim Integrated Products Inc. (“Maxim”). The acquisition was done through a new indirectly wholly owned subsidiary of Tower, TowerJazz Texas Inc. (“TJT”). The purchase price was  $40,000  payable through the issuance of approximately 3.3 million  ordinary shares of Tower.

In addition, Tower and Maxim entered into a long term 15 year manufacturing agreement, under which Maxim  is committed to buy products from TJT in quantities that will enable TJT for a gradual ramp of third-party products.

B.	Litigation

In January 2016, a short-selling focused firm issued a short sell thesis report which the Company believes contains false and misleading information about the Company's strategy, business model and financials. Following this short sell thesis report, putative shareholder class actions were filed in the US and Israel against the Company, certain officers, its directors and/or its external auditor. This short sell thesis analyst acknowledged at the time of the report that he shall be assumed to be in a short position in Tower's shares. The Company believes the alleged claims are without merit and intends to vigorously defend the actions.